Gain on Acquisitions, Disposals and Others	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Gain on Acquisitions, Disposals and Others
GAIN ON ACQUISITIONS, DISPOSALS AND OTHERS

(in millions of Canadian dollars)	2017	2016
Gain on disposal of assets	(8)	(4)

2017
The Containerboard Packaging segment sold a piece of land in Ontario, Canada, and recorded a gain of $7 million.

The Corporate Activities realized a $1 million gain from the sale of some assets.

2016
The Specialty Products segment recorded a $3 million gain on the sale of pieces of land close to the former fine paper plant located in St-Jérôme, Québec. The segment also recorded a $3 million environmental provision mainly related to closed plants in Québec, closed in previous years. Finally, the segment recorded a $4 million gain on the sale of assets following the closure of its de-inked pulp mill located in Auburn, Maine.